Agreement Modifying the Irrevocable Trust Contract in Guarantee and Source of Payment Number F626-99-5, entered into between:

i) C.R.Resorts Puerto Vallarta, S. de R.L. de C.V., C.R.Resorts Cancun. S. de R.L. de C.V. and S.R. Resorts los Cabos, S. de R.L. de C.V. (hereinafter jointly denominated the "Fiduciary Trustees,". all of which are represented by Mr Gustavo Martin Ripol Bermudez.

ii) BBVA Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer (hereinafter denominated "Bancomer" or the "Fiduciary Trustee in the First Place represented by Messrs. Gerardo Cuitlahuac Salazar Viezca and Carlos David Velazques Thierry; and

iii) Fianzas   Monterrey,   S.A.   (hereinafter   denominated  the  "Fiduciary")
     represented by the Fiduciary Delegate, Mr. Armando Vignau Quiros;

iv) With the appearance of C.R. Resorts Capital S.de R.L. de C.V. (hereinafter denominated the "Accredited"); Corporacion Mexitur, S. De R.L. de C.V. (hereinafter denominated "Mexitur", Club Regina, S.A.de C.V. (hereinafter denominated "Regina" and DesarrolloTuristicos Regina S. De R.L. de C.V. (hereinafter denominated "DTR"), all of which are represented by Mr.Gustavo Martin Ripol Bermudez

In accordance with the following antecedents, declarations and clauses.

                              A N T E C E D E N T S

1. On November 26, 1999, the Accredited, with the appearance of the Founders of the Trust, Mexitur, Regina and other entities, entered into a contract to open a simple credit, with Bancomer, with a fiduciary guarantee (hereinafter including its modifications, denominatedThe "First Credit") for an amount in Investment Units equal to U.S. $7,000,000.00 (Seven million dollars, 00/100 currency of the United States, which amount was destined to the payment of interests and taxes for retentions from the holders of bonds and warrans issue by the Accredited and Raintree Resorts International in the international markets. This First Credit has been modified by means of modifying agreements dated August 18, 2000 and Decmber 15, 2000. On the date of the present agreement, the Accredited owes Bancomer the amount of UDIS 5'861,108.70 correponding to the principal amount derived from the First Credit.

2 On November 26, 1999 the parties hereunder subscribed an irrevocable trust contract in guarantee and source of payment (hereinafter with its modifications, denominated the "Trust") whose main object is to act as instrument for the payment and in guarantee of the First Credit, for which the Fiduciary Trustees have transmitted to the Fiduciary, among other assets, the Portfolio and the Collection Rights derived from the sale of Memberships for vacational periods in time share in the Founder of the Trust's facilities. The said Trust has been modified by means of an agreement dated December 15, 2000.

3 On the same date, the Accredited, with the appearance of the Fiduciary Trustees and other parties, have entered into a contract with Bancomer to open a simple credit in dollars (hereinafter denominated the "Second Credit") for the principal amount of $800,000.00 (Eight hundred thousand dollars 00/100) United States currency, which shall be destined to the payment of liabilities to the holders of bonds and warrants issued by the Accredited and Raintree Resorts International in the international markets.

4 The parties hereunder agree that the Trust must be modified so that, aside from being an instrument of payment and guarantee for the First Credit, it may be an instrument of payment for the Second Credit.


                                                  D E C L A R A T I O N S


1.   The Founders of the Trust declare, through their representative:

     a) C.R. Resorts Puerto Vallarta, S. de R.L. de C.V. is a mercantile company, duly constituted and existing in accordance with Mexican laws, with the capacity to enter into the present modifying agreement, and to become obligated under the terms hereunder. Mr. Gustavo Martin Ripol Bermudez has the corresponding faculties to represent the company in this act with faculties that to date have not been modified or restricted in any way.

     b) C.R.Resorts Cancun, S. de R.L. de C.V. is a mercantile company, duly constituted and existing in accordance with Mexican laws, with capacity to enter into the present modifying agreement, and to become obligated under the terms hereunder. Mr. Gustavo Martin Ripol Bermudez has the corresponding faculties to represent the company in this act, with faculties that to date have not been modified or restricted in any way.

     c) C.R. Resorts los Cabos S. de R.L. de C.V. is a mercantile company, duly constituted and existing in accordance with Mexican laws,with capacity to enter into the present modifying agreement and to become obligated under the terms hereunder. Mr. Gustavo Martin Ripol Bermudez has the corresponding faculties to represent the company in this act, with faculties that to date have not been modified or restricted in any way.

2.   Bancomer declares, through its representatives.

     a) BBVA Bancomer, S.A. Institucion de Banca Multiple, Grupo Financiero BBVA. Bancomer is a mercantile company duly constituted and existing in accordance with Mexican laws, with capacity to enter into the present modifying agreement. Messrs. Gerardo Cuitlahuac Salazar Viezca and Carlos David Velazquez Thierre have the faculties to represent the company in this act, with faculties that to date have not been modified or restricted in any way.

3.   The   Accredited,   Mexitur,   Regina,   and  DTR  declare   through  their
     representative:

     a) C.R. Resorts Capital, S. de R.L. de C.V. is a mercantile company, duly constituted and existing in accordance with Mexican laws, with capacity to enter into the present modifying agreement and to become obligated under the terms hereunder. Mr. Gustavo Martin Ripol Bermudez has the corresponding faculties to represent the company in this act, with faculties that to date have not been modified or restricted in any way.

     b) Corporacion Mexitur, S. de R.L. de C.V. is a mercantile company, duly constituted and existing in accordance with Mexican laws, with capacity to enter into the present modifying agreement and to become obligated under the terms hereunder. Mr.Gustavo Ripol Bermudez has the corresponding faculties to represent the company in this act, with faculties that to date have not been modified or restricted in any way.

     c) Club Regina, S.A. de C.V. is a mercantile company, duly constituted and existing in accordance with Mexican laws, with capacity to enter into the present modifying agreement and to become obligated under the terms hereunder. Mr. Gustavo Ripol Bermudez has the corresponding faculties to represent the company in this act, with faculties that to date have not been modified or restricted in any way.

     d) Desarrollos Turisticos Regina, S. de R.L. de C.V. is a mercantile company, duly constituted and existing in accordance with Mexican laws, with capacity to enter into the present modifying agreement and to become obligated under the terms hereunder. Mr.Gustavo Ripol Bermudez.has the corresponding faculties to represent the company in this act, with faculties that to date have not been modified or restricted in any way.

4.   The Fiduciary, through its Fiduciary Delegate, declares:

     a) Fianzas Monterrey, S.A. is a mercantile company, duly constituted and existing in accordance with Mexican laws, authorized as a bonding institution by the Ministry of Treasury and Public Credit, with the capacity to enter into the present modifying agreement, as Fiduciary for theTrust and to become obligated under the terms hereunder. Mr. Armando Vignau Quiros, in his capacity as fiduciary delegate, has the corresponding faculties to represent the company in this act, with faculties that to date have not been modified or restricted in any way.

     b) He agrees to continue acting as fiduciary in the Trust registered in their fiduciary division number F626-99-5, which is modified through the present agreement.


After declaring the above,  the parties grant the following


                                  C L A U S E S

First- C.R.  Resorts Puerto  Vallarta,  S. de R.L. de C.V., C.R. Resorts Cancun,
     S. de R.L. de C.V., and C.R. Resorts los Cabos, S. de R.L. de C.V., in their capacity as Founders of the Trust and Fideicommissaries in Second Place, BBVA Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, in their capacity as Fideicommissary in the First Place, and Fianzas Monterrey, S.A. in its capacity as Fiduciary, with the appearance of C.R. Resorts Capital, S. de R.L. de C.V., Corporacion Mexitur, S. de R.L. de C.V., Club Regina, S.A. de C.V. and Desarrollos Turisticos Regina,
     S. de R.L. de C.V. hereby agree to modify the Section of Definitions, as well as Clauses Third, Fourth, Ninth and Tenth in the Irrevocable Trust Contract in Guarantee and Source of Payment number F626-99-5, to be drawn up under the terms specified as follows:

                                  "DEFINITIONS

     A) Each and every one of the definitions included in the First Credit and in the Second Credit shall have, when used in the present Trust with the first capital letter, or with a Compact capital letter, the same meaning assigned therein, unless they are defined otherwise in this document.

     B)   The following definitions are privative of the present Trust.

          "Appraisal" (Aforo) has the meaning, both in respect of the First Credit and the Second Credit, the Portfolio derived from the sale of Memberships, that has affected the patrimony of the present Trust, whose value is equal to 3 (three) times of unpaid balance of the Frist Credit and of the Second Credit. For the effects of the above, Bancomer and the Founders of the Trust modify the terms of the Appraisal established in Clause Eighteenth (III) (C) (1) in the respective contract for the First Credit.

          "Portfolio" means the present and future collection rights, denominated in Investment Units that the Founders of the Trust have before physical or moral parties acquiring Memberships, as far as may correspond to them in fact and by right, including their accessory rights that may affect this Trust in the amounts provided in this contract.

          "Total Portfolio" means the collection rights in Investment Units, and the cash received as the product of this collection, derived from the Purchase-and-Sale contracts entered into or assumed by the Founders of the Trust with the purchasers of such Memberships, as well as the Promissory Notes of the Portfolio documenting these, as far as may correspond to them in fact and by right, in the understanding that this concept includes, without limitation, all the funds derived from the payment of Memberships, both those made in cash through a single exhibition, and the initial payments and monthly periodical amortizations, anticipated amortizations, ordinary interest and moratory interest.

          "Collection of Portfolio" means both (i) the Collection Rights with respect to the amortization of the Portfolio, in accordance with the mercantile commission contract entered into between the Founders of the Trust and Mexitur, or the mercantile commission contract that might be entered into for the same effect, with another moral party,
          (ii) as well as the product of the said present or future collections.

          "Collection of Fees" means, both (i) the collection rights with respect to Maintenance Fees, and (ii) the product of the said present and future collection rights.

          "Purchase-and-Sale-Contracts" means the purchase-and-sale contracts of Memberships, of which the Founders of the Trust may be title holders, additionally documented by means of Promissory Notes for the Portfolio, whose Collection Rights pertain to the Portfolio.

          "Credit" means the First Credit and the Second Credit jointly, as well as any other credit that may be granted by Bancomer to the Accredited, and which, its case, the parties agree shall be paid with the flows derived from the product of the Portfolio

          "Capturing Accounts" mean the checking accounts without a checkbook, opened by the Fiduciary, wherein the amounts produced by the Portfolio for the creation of the Maintenance Fund and the Payment Fund are deposited.

          "Maintenance Fees mean the fees that the purchasers of Memberships must pay to the Founders of Trusts 1, 2 and 3 as the case may be, and with which Starwood shall be paid for maintenance services in the Founders of the Trusts' installations, and to Mexitur for reservation services and replacements.

          "Collection  Rights  mean the  collection  rights  of the  liquid  and
          demandable  amounts  of  money  derived  from  the   Purchase-and-Sale
          Contracts forming the Portfolio.

          "Maintenance Fund" This has the meaning attributed to this term in Clause Fourth, paragraph 4.3, sub-paragrph (v) in this Trust .

          "Payment Fund" This has the meaning attributed to this term in Clause Fourth, paragraph 4.3, sub-paragraph (iii) in this Trust.

          "Founders of the Trust" joinrly mean C.R. Resorts Puerto Vallarta, S. de R.L. de C.V., C.R.Resorts Cancun, S. de R.L. de C.V., and C.R. Resorts los Cabos, S. de R.L. de C.V., Mercantile companies duly constituted and existing in accordance with Mexican laws.

          "Trust"  means  the  trust   constituted  by  means  of  the  contract
          hereunder.

          "Guarantee" means only in respect of the First Credit, the Portfolio, the Promissory Notes in respect of the Portfolio, and the Collection of the Portfolio which may be contributed in its moment, in order to maintain the appraisal under the terms of this contract.

          "Memberships" means the vacational periods in time-share corresponding only to the use of vacational units in the Founders of theTrust's facilities, which are derived both from the purchase of Regina's Series "B" shares , as well as from the Purchase-and-Sale Contracts entered into with any one of the Founders of the Trust and forming the Portfolio.

          "Promissory Note for Portfolio" means the promissory notes that the buyers of Member-ships in installments subscribe in favor of the Founders of the Trust in order to document additionally the respective debts derived from the Purchase-and-Sale Contracts, and which the Founders of the Trust shall deliver to the Fiduciary in order to affect these to the present Trust.

          "First Credit" means the simple credit with a fiduciary guarantee for an amount in Invesment Units equal to U.S. $7,000,000.00 (Seven million dollars 00/100) United States currency, including the modifications and additions granted on November 26, 1999 by Bancomer to the Accredited, with the appearance of the Founders of the Trust, Mexitur, Regina and other parties.

          "Second Credit" means the simple credit in dollars, for a principal amount of $800,000.00 (Eight hundred thousand dollars 00/100 United States currency , granted by Bancomer on the 14th day of June, 2001 to the Accredited, with the appearance of the Founders of the Trust and other parties.


"Third - Patrimony" The patrimony of the present Trust is formed by the following:

     3.1 By the present and future Portfolio which the Founders of the Trust may generate due to the signing of the Purchase-and-Sale Contracts that are required to maintain the Appraisal, both in respect of the First Credit and of the Second Credit, as indicated in the respective Credit Contracts.

     3.2 With the product obtained from the Collection of the Portfolio and the Collection of the Collection Fees with respect to Memberships, and in its case, also with the product obtained due to the execution of the Guarantee under the terms of the Trust hereunder.

     3.3 The present and future Collection Rights of the Portfolio, documented with the Purchase and Sale Contracts and with the Promissory Notes of the Portfolio, as far as this may correspond to them in fact and by right, including their accessory rights as well as the products of all the relative collections.

     3.4 The Collection Rights for the present and future Maintenance Fees, as well as the funds received or should be received for these concepts.

     3.5 The Capturing Accounts which the Fiduciary may open in order to receive the Collection of the Portfolio and of the Maintenance Fees.

     3.6 The insurance policies that have been contracted with the Founders of the Trust and the amounts they must cover to the corresponding insurance company or Companies in case a loss should occur which is covered by these insurances.

     3.7 Any other income which for any reason may be affected for the fulfillment of the purposes of his Trust.


"Fourth - The purposes of thisTrust are the following":

     4.1 That the Fiduciary may have the title of the patrimony under trust,as long as the total amount has not been paid of the principal,interest, commisions and other amounts owed to Bancomer, derived from the First Credit, as well as the amounts derived from the Second Credit.

     4.2 That the Fiduciary fulfill the following stipulations relative to the Mechanics for Payments:

          (i) To receive, through Mexitur or whomsoever may substitute it, the income obtained from the Collection of the Portfolio, including interest. With the resources obtained from the collection of the said Portfolio, it shall form the Payment Fund referred to in paragraph (iii) following. Furthermore, it shall receive through Mexitur or from whomsoever may substitute the latter, 100% of the income provided from the payment of Maintenance Fees in order to ensure the payment of maintenance services, reservations and replacements of equipment loaned by Starwood and Mexitur with respect to the real estate occupied by the Founders of the Trust, in order to form the Maintenance Fund as described in paragraph
               (V) below.

          (ii) To invest the cash which it must retain in low-risk instruments, or in those instructed by the Trust's Technical Committee, and which shall form part of the Patrimony of the Trust itself.

          (iii)To integrate monthly a Payment Fund (the "Payment Fund") destined to the payment of the principal amount and interests of the First Credit, and of the Second Credit, under the terms and conditions of the corresponding credit contracts. The Payment Fund shall at all times be equal to the principal amount and interests to be paid in full upon the immediate maturity, both of the First Credit and of the Second Credit, and it shall be formed with the monthly income arising from the collection of capital and interests of the Portfolio, including anticipated payments or "Cash Outs". This Payment Fund must be formed no later than on the 20th day of each month, and in the event this is not a working day, then the date shall be on the immediately prior working day. If necessary, the Fiduciary shall carry out the exchange operations to foreigh currency that may be necessary. In case of the contrary, the Founders of the Trust shall contribute the necessary resources to constitute the said Payment Fund no later than on the following working day, and these funds shall be deposited in the Fiduciary's account so that it may be able to carry out the corresponding payment to Bancomer on the following date of Payment of Principal and interests, both for the First Credit and for the Second Credit. The above is with no liability for the Fiduciary in the event that the said Fund cannot be constituted, and in the understanding that Bancomer must inform the Fiduciary, the amount it must retain for this concept, at least one month immediately prior to the date of the following amortization of the First Credit and of the Second Credit.

          (iv) Mexitur shall deposit the product of the Collection of the Portolio in a Capturing Account. The Fiduciary shall daily withdraw the existing resources to invest these under the terms of paragraph (ii) above, until constituting the Payment Fund. The exceeding resources shall be delivered by the Fiduciary to Mexitur, unless the Accredited is in default of the First Credit or of the Second Credit. In which case the Fiduciary shall deliver to Bancomer all the amounts received or which it may have received.

          (v) To maintain at all times a Fund denominated "Maintenance Fund", equal to or more than U.S. $500,000.00 (Five hundred thousand 00/100) or its equivalent in pesos, as may be instructed by the Technical Committee, in the account that the Fiduciary may decide. This is for the purpose of guaranteeing that at all times at least the said amount exists to pay Starwood and Mexitur for maintenance, reservations and replacements in the event that the Founders of the Trust should default in their respective payment obligations.

          (vi) As long as the Maintenance Fund is formed, and no instructions exist from Bancomer under the terms provided in Clause Nineth, paragrpah 9.3 in this document, the Fiduciary shall return the product obtained from the Collection of Fees in excess of the Maintenance Fund no later than on the following working day to Mexitur, or whomsoever may substitute the latter. Likewise, it shall send to Mexitur or whomsoever may substitute the latter, the product derived from the Investment of the Maintenance Fund on the last day of the month.

          (vii)In the event that the Founders of the Trust should default in the payment of maintenance, the Fiduciary, with the previous instructions from Bancomer, shall make the payment to Starwood and to Mexitur for maintenance, reservations and replacement of equipment, or to whomsoever may substitute the latter with the resources from the Maintenace Fund. At the same time, the
               Fiduciary shall request the Founders of the Trust, the reconstitution of the Maintenance Fund within a period not to exceed 10 natural days after the advise.

          (viii) In the event that the Founders of the Trust fail to constitute the said Maintenance Fund as herein provided, the Fiduciary shall use resources from the Collection of the Portfolio to reconstitute the Maintenace Fund. When resources are received for the concept of Fees and/or by the Founders of theTrust, which are sufficient to reconstitute the Maintenance Fund, the Fiduciary shall return to the Payment Fuind the resources taken, including the interest earned.

          (iv) Supervise that the Founders of the trust deliver to the Fiduciary copy of the invoices issued by Starwood and Mexitur, within two working days after the aforementioned companies issue these invoices covering maintenance services.

     4.4 That the Fiduciary maintain the Portfolio's Promissory Notes affected in fiduciary property, both those which are contributed initially, as well as those which are later placed in trust, in addition to or in substitution of those which are existing, in order to conserve the value of the Appraisal, to comply with the provisions contained in this Trust, in the First Credit and in the Second Credit, releasing, in its case, the Portfolio's Promissory Notes exceeding the value of the said Appraisal.

     4.5 That the Fiduciary, through Mexitur or whomsoever may substitute the latter, collect, receive, and maintain the funds corresponding to the Portfolio, including anticipated payments commonly denominated "Cash Outs" as well as the interest earned by the Portfolio and the total amount of Maintenance Fees.

     4.6 That the Fiduciary apply monthly the product of the Collection of the Portfolio, plus the interest generated by its investment, to the constitution or the reconstitution of the Payment Fund, releasing the Founders of the Trust from the excess, under the terms established in paragraph 4.3 above, in the understanding that from the moment when the Fiduciary receives instructions from Bancomer, stating that a default has occured to the terms of the First Credit or Second Credit, the Fiduciary shall deliver to Bancomer the total of the amounts received, to be applied to the anticipated payment of the First Credit and of the Second Credit respectively, as far as it can be possible.

     4.7 That the Fiduciary, as long as it does not receive instructions to the contrary from Bancomer, delivers to Mexitur or whomsoever is substitutint the latter, the amounts received for Maintenance Fees, except the part corresponding to the Maintenance Fund mentioned in paragraph 4.3 (v) above, in order to cover the total amounts payable for the said concepts, to the parties providing the respective services.

     4.8 That the Fiduciary, as from the date in which it receives instructions from Bancomer indicating that a default has occurred to any of the terms and conditions provided in the First Credit or in the Second
          Credit, delivers to Bancomer each and every one of the amounts it maintains, and is receiving as Collection of the Portfolio, or any other, to be applied to the payment of the First Credit and the Second Credit under the terms determined by Bancomer, and to apply the corresponding amounts to Maintenance Fees for the payment of expenses and fees for the maintenance herein provided, including specifically the payments to Starwood and Mexitur.

     4.9 That the Fiduciary deliver to Bancomer the amounts corresponding to the Payment of capital and/or interest for the First Credit or for the Second Credit, for the corresponding period, taking these amounts from the Payment Fund, as far as may be possible.

     4.10 That the Fiduciary receive from the Founders of the Trust, the appropriation of the additional Portfolio that is required, in order to maintain the Appraisal within the trust's patrimony: when the said Portfolio is partially or totally amortized by the buyers of Memberships and the respective amounts have been delivered to any one of the Founders of the Trust; (ii) when the Portfolio should be substituted by the Founders of the Trust when they do not meet the requirements established in Clause Fifth of this contract; or (iii) when any of the Portfolio's Promissory Notes documenting the Portfolio remain in default, overdue during more than 90 days or is considered incollectible under the terms of the Law. The Founders of the Trust shall carry out the appropriation of the additional Portfolio in the cases provided in this paragraph, within the 7 (seven) bank working days to the date in which the Fiduciary requires the written appropriation of the additional Portfolio. In case it is not carried out in this way, this fact shall be a Case of Anticipated Maturity of the First Credit and of the Second Credit.

     4.11 That the Fiduciary, with the instructions from the Founders of the Trust, negotiates, discounts, endorses, cedes or transfers under any other way, in favor the the Founders of the Trust themselves, the total or part of the Portfolio's Promissory Notes, providing that (i) the Founders of the Trust previously substitute the titles which in their total are for the amounts required to satisfy the Appraisals, and (ii) the requirements provided in Clause Fifth of this Contract are fulfilled.

     4.12 In the event of the Accredited's default, or of any of the Founders of theTrust to any of its obligations in accordance with the First Credit, in accordance with Bancomer's instructions in this respect, it proceeds to alienate the Portfolio in accordance with the execution proceeding established in Clause Ninth hereunder, and delivers the product of the said alienation to Bancomer in payment of the Second Credit, and the remainder, if any, be placed at the disposal of the Founders of the Trust to be distributed among them as the Founders of the Trust themselves may indicate.

     4.13 That the Fiduciary proceed to execute a mercantile commission contract with Mexitur under the terms of Clause Tenth hereunder, to carry out the Collection of the Portfolio and the collection of the Maintenance Fees, and in the event that Mexitur should default in its obligations, in accordance with instructions from Bancomer, it shall proceed to hire a specialized office or a financial factorage institution who provides collection services, under the terms indicated below, increasing the Trust's patrimony with this Collection for all the other effects established in this contract.

     4.14 That the Fiduciary collect the amounts paid by the Insurers for indemities due to losses, and apply these amounts under the terms of Clause Sixteenth (E) in the contract covering the First Credit.

     4.15 That once Bancomer extends the letter of settlement, evidencing that the obligations derived from the Documents covering the First Credit and the Documents covering the Second Credit have been fulfilled by the Accredited, the Fiduciary shall then proceed to revert the patrimony under Trust to the Founders of the Trust.

"Ninth - The Conventional Execution Proceeding." The parties participating In this contract, based on article 83 of the Law for Credit Institutions in effect, and applicable in a supplementary way, and in the understanding that the Supreme Court of Justice of the Nation, in repeated writs of execution has declared that the execution proceeding is constitutional, such as agreed in this contract, and warned about the reach and legal consequences, instruct the Fiduciary irrevocably, and the Fiduciary assumes the respective obligation to do, so that assuming that it must carry out the alienation of the Portfolio with respect to the First Credit, in the event that a Case of Anticipated Maturity of the First Credit should exist, and this is not remedied or paid by the Accredited or by any of the Founders of the Trust, it shall proceed in accordance with the following terms:

9.1 Bancomer shall communicate in writing with the Fiduciary, stating that the Founders of the Trust have not fulfilled the obligations of payment derived from the Documents covering the First Credit, requesting the beginning of the conventional execution proceeding herein agreed upon, for which, within the same communication, it shall include a statement of account, certified by Bancomer's executive having faculties to do so, showing the obligations in default.

9.2 As soon as the Fiduciary receives the communication referred to in the foregoing pargraph, it shall notify the above to the Accredited and to the Founders of the Trust, to the Commissioner and the Depository, through a Public Notary or Broker, at the addresses set forth in this contract, and granting them a period of One Working Day, in case of failing to pay the principal, interests or accessories of the Credit, and Seven Working Days in other cases, in both instances as from the date of the latest notification mentioned, so that (i) they can demonstrate in an authentic way, the fulfillment of the obligations in default of the First Credit imputed by Bancomer; or, in its case, (ii) to fulfill the outstanding obligations demanded by Bancomer.

9.3 After the period indicated in the foregoing paragraph has elapsed, and the Accredited or the Founders of the Trust have not demonstrated to the Fiduciary the fulfillment and payment of the obligations of the First Credit, the Fiduciary (i) shall suspend any release of funds or collection rights; (ii) it shall require from the Depository and the Commissioner, through a Public Notary or Broker which it may select, so that within a period of three Working Days, counting as from the date of the said requirement, it may carry out the physical delivery of the Portfolio's Promissory Notes, to whomsoever may be designated by Bancomer, and it could be Mexitur itself, or another, duely endorsed in favor of the Fiduciary, as well the product in cash derived from the above mentioned Promissory Notes of the Portfolio, duely collected. The Fiduciary shall continue collecting the Portfolio and the Maintenance Fees through the Commissioner and Depository designated, under the same conditions as those which have been agreed.

9.5 Once the FIDUCIARY receives from the Depository and Commissioner the Portfolio's Promissory Notes, as well as the product in cash previously collected by the Commissioner and Depository, it shall apply the product in cash derived from the Collection of the Portfolio which at that time may be found within the patrimony of the Trust to the payment of the First Credit, under the terms of paragrah 9.6 following, and Bancomer may instruct the Fiduciary so that, at Bancomer's election, it may carry out one or more of the following options;

   9.5.1 To continue with the Collection of the Portfolio and apply the product received for this concept to the payment of the amounts established in paragraph following, in the order and priority therein established, in the understanding that when the First Credit has been totally covered, the Fiduciary, without having to receive any instructions, shall release the portion of the Portfolio which is found in the patrimony of the Trust, and the amounts corresponding to the Collection of Fees, including interests generated, in benefit of the Founders of the Trust or the persons whom they may designate in writing, and shall proceed to extinguish this Trust, since its purposes have been fulfilled.

   9.5.2 To discount, assign, or transmit, under any title, part or the total amount of the Portfolio's Promissory Notes which are found within the patrimony of the Trust to third parties, and apply the product received for this concept to the payment of the amounts established in the following paragraph 9.6, in the order and priority therein established, and in the event of the total settlement of the First Credit, the Fiduciary shall deliver by means of an endorsement in ownership, the portion of the Portfolio which has not been discounted, assigned or transmitted to third parties, as well as the amounts responding to the Collection of Fees which may be found within the patrimony of the Trust, including interest and accessories, to the Founders of the Trust or to the parties who they may designate.

   9.5.3 To deliver to Bancomer the Portfolio's Promissory Notes, for which it shall endorse them in ownership, in the understanding that this fact shall not imply the payment of the First Credit, but only insofar as Bancomer can effectively collect the same and apply the product received to the payment of the First Credit, as far as it may reach.

   9.5.4 At the moment when,within the patrimony of the Triust, there are no Promissory Notes on the Portfolio because the amount has been covered, or is declared uncollectible, or due to another cause among those provided in paragraphs 9.5.1, 9.5.2 and 9.53 above, the Fiduciary shall release the amounts corresponding to the Maintenance Fees that have not been employed under the terms of Clause Fourth hereunder, including interests and accessories, in benefit of the Founders of the Trust or whomsoever these may designate.

9.6 The Fiduciary shall apply the product of the Portfolio's collection obtained in accordance with the present Clause, under the following terms:

     (i) In the first place, to cover any fiscal obligation that may exist on the Portfolio, or that may be generated due to the execution of this contract

     (ii) In the second place, to carry out the liquidation of outstanding Fees in favor of the Fkiduciaary.

     (iii)In the third place, to liquidate or reimburse the expenses that may have been generated due to the execution of the Portfolio and which have been paid by Bancomer.

     (iv) In the fourth place, to liquidate the First Credit insofar as the patrimony of the Trust may reach, against the presentation of the statement of account certified by Bancomer's accountant, who shall verify the debts existing in its favor and charged to the Accredited, applied in the first place to the accessories and later to the principal amount.

     (v) In the fifth place, to deliver the remainder of the execution of the Portfolio, if any, to the Founders of the Trust, in proportion to their contributions made to the present Trust.

9.7 With respect to the First Credit.the Founders of the Trust and Bancomer agree to submit to the conventional execution proceeding agreed in this Clause, and they therefore grant their consent so that .in the event that Bancomer should instruct this, the Fiduciary may proceed in accordance with the agreement made in this Clause. The Founders of the Trust and Bancomer aditionally agree that, if the execution proceeding does not fully satisfy the obligations derived from the First Credit and guaranteed with this Trust, they shall substitute the legal actions derived from the Portfolio's Promissory Notes for the collection of any balance due, without prejudice to the execution of the other guarantees agreed upon in favor of Bancomer, and which will be independent and demandable in accordance with the agreements made therein.

"Nineteenth  -  Applicable   Legislation  and  Jurisdiction"  This  contract  is
     Interpreted in accordance with the laws in effect in the United Mexican States.

     The Founders of the Trust, Bancomer, Mexitur, Regina and the Fiduciar expressly agree and accept, for all the corresponding effects, that the fiduciary guarantee granted in favor of Bancomer with respect to the First Credit has been constituted prior to May 23, 2000, and furthermore, that this Trust documents an instrument for the First Credit and for the Second Credit, and, therefore, the stipulations contained in Title II, Chapter V,
     Section II of the General Law for Credit Titles and Operations are NOT applicable.

     The parties herewith submit to the jurisdiction of the competent courts in Mexico City, Federal District with respect to the legal actions that might arise under the present Trust, waiving any jurisdiction or code of laws that may correspond to them by virtue of their present or future domiciles.

SECOND - With the exception of the modifications provided in this Agreement, the
     Irrevocable Trust Contract in Guarantee and the Source of Payment number F626-99-5 subsists in all its terms and conditions; consequently this agreement does not imly novation or modification to the obligations contained the above mentioned Trust, and therefore this Agreement and the Irrevocable Trust Contract in Guarantee and the Source of Payment F626-99-5, form a single instrumental unit, and each and every one of the stipulations of the second are applicable to the first as it may correspond.

THIRD- The parties in the present Contract agree to leave without effect the modifying agreement of the Irrevocable Trust in Guaranteee and Source of Payment number F626-99-5, executed on the 15th day of December, 2000, except for the designation of Mr. Gustavo Martin Ripol Bermudez as Mercantile Depository, for the effects established in the Trust

FOURTH - For the study and signature of this Contract, the Founders of the Trust shall pay the Fiduciary on the date of signature of the Agreement, the amount of $10,000.00 (Ten thousand pesos Pesos 00/100 Mexican Currency, plus the corresponding Value Added Tax.

FIFTH - The parties set forth as their domiciles those which were established in the Trust Contract which is modified through the present Agreement.

SIXTH - For the interpretation and fulfillment of this Contract, the parties submit to the jurisdiction of the competent Courts in Mexico City, Federal District, waiving at once the jurisdiction that may correspond to them by virtue of their domicile or neighborhood.

     In evidence of the above, this Agreement is prepared and signed on the 14th day of June, 2001


                                 C.R. Resorts Puerto Vallarta, S.de R.L. de C.V.

                                           /S/ Gustavo Ripol Bermudez
                                         ----------------------------------
                                         By:Gustavo Bermudez Ripol Bermudez
                                           Position: Legal Representative


                                 C.R. Resorts Cancun, S. de R..L de C.V.

                                          /S/ Gustavo Ripol Bermudez
                                         ----------------------------------
                                         By:Gustavo Bermudez Ripol Bermudez
                                           Position: Legal Representative

                                 C.R. Resorts los Cabos, S. de R.L. de C.V.

                                         /S/ Gustavo Ripol Bermudez
                                         ----------------------------------
                                         By:Gustavo Bermudez Ripol Bermudez
                                           Position: Legal Representative.


                    BBVA Bancomer, S.A.Institucion de Banca Multiple
                           Grupo Financero BBVA Bancomer


/S/ Gerardo Salazar Viezca                    /S/ Carlos Velazquez Thierry
--------------------------------              -----------------------------
By:  Gerardo Cuitlahulac Salazar Viezca      By: Carlos David Velazquez Thierry
Position:  Legal Representative               Position:   Legal Representative




                                 Fianzas Monterrey, S.A.

                                          /S/ Armando Vignau Quiros
                                         -------------------------------
                                           By: Armando Vignau Quiros
                                         Position: Fiduciary Delegate



                                 C.R. Resorts Capital, S.de R.L. de C.V.

                                          /S/ Gustavo Ripol Bermudez
                                         ----------------------------------
                                         By:GustavoBermudez Ripol Bermudez
                                           Position: Legal Representative


                                 Corporacion Mexitur, S, de R.L. de C.V.

                                          /S/ Gustavo Ripol Bermudez
                                         --------------------------------
                                         By: Gustavo Martin Ripol Bermudez
                                         Position: Legal Representative


                                 Club Regina, S.A. de C.V.

                                          /S/ Gustavo Ripol Bermudez
                                         --------------------------------
                                         By: Gustavo Martin Ripol Bermudez
                                          Position: Legal Representative


                               Desarrollos Turisticos Regina, S. de R.L. de C.V.

                                          /S/ Gustavo Ripol Bermudez
                                         ---------------------------------
                                         By: Gustavo Martin Ripol Bermudez
                                          Position: Legal Representative